                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NACCO Industries, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Alfred M. Rankin, Jr., Charles A. Bittenbender, Dennis W. LaBarre, Kenneth C. Schilling and Thomas C. Daniels, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for exchange of Class A Common Stock, $1.00 par value per share, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                  Executed as of the 14th day of February 2001.

/s/ Alfred M. Rankin, Jr.                                   /s/ Richard de J. Osborne
---------------------------------------------              ---------------------------------------------------
Alfred M. Rankin, Jr.                                      Richard de J. Osborne
Chairman, President, Chief Executive Officer               Director
(principal executive officer) and Director

/s/ Kenneth C. Schilling                                   /s/ Ian M. Ross
---------------------------------------------              ---------------------------------------------------
Kenneth C. Schilling                                       Ian M. Ross
Vice President and Controller                              Director
(principal financial and accounting officer)

/s/ Owsley Brown II                                        /s/ Britton T. Taplin
---------------------------------------------              ---------------------------------------------------
Owsley Brown II                                            Britton T. Taplin
Director                                                   Director

/s/ Robert M. Gates                                        /s/ David F. Taplin
---------------------------------------------              ---------------------------------------------------
Robert M. Gates                                            David F. Taplin
Director                                                   Director

/s/ Leon J. Hendrix, Jr.                                   /s/ John F. Turben
---------------------------------------------              ---------------------------------------------------
Leon J. Hendrix, Jr.                                       John F. Turben
Director                                                   Director

/s/ David H. Hoag
---------------------------------------------
David H. Hoag
Director

/s/ Dennis W. LaBarre
---------------------------------------------
Dennis W. LaBarre
Director